Exhibit 99.3
APRIL 30, 2024 FIRST-QUARTER 2024 FINANCIAL RESULTS

Edison International | First-Quarter 2024 Earnings Call 1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance), costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred as a result of the COVID-19 pandemic, and increased costs due to supply chain constraints, inflation and rising interest rates; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on the regulatory approval of operations and maintenance expenses, and proposed capital investment projects; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital program; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“) • risk that California Assembly Bill 1054 (“AB 1054“) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • risks associated with the operation of electrical facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • physical security of Edison International’s and SCE’s critical assets and personnel and the cybersecurity of Edison International’s and SCE’s critical information technology systems for grid control, and business, employee and customer data; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, rotating outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • cost and availability of labor, equipment and materials, including as a result of supply chain constraints and inflation; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE’s capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

Edison International | First-Quarter 2024 Earnings Call 2 First Quarter Key Messages ($0.03) Q1 2024 GAAP EPS $1.13 Q1 2024 Core EPS1 Reiterated 5–7% Core EPS CAGR 2025–20283 Reiterated 5–7% Core EPS CAGR 2021–20252 1 Affirmed $4.75–5.05 2024 Core EPS Guidance1 Q1 performance on track; affirming 2024 core EPS guidance 2 Edison is leading the industry’s response to climate change and has reduced risk of losses from wildfires by 85–88% 3 2025 GRC: Intervenor focus areas as expected; SCE continues advocacy for requested funding of critical grid investments 5 Continued confidence in delivering on 5–7% Core EPS growth for 2021–2025 and 2025–2028 1. See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Compound annual growth rate (CAGR) based on the midpoint of the initial 2021 EPS guidance range of $4.42–4.62 3. Compound annual growth rate (CAGR) based on the midpoint of the 2025 EPS guidance range of $5.50–5.90 2 4 On track to file Woolsey application in Q3; revised best estimate of expected losses, resulting in net after-tax charge of $333 million

Edison International | First-Quarter 2024 Earnings Call 3 SCE is seeing numerous proof points and results from its differentiated and substantial wildfire mitigation efforts 1. Since 2018 and as of March 31, 2024 5,700+ MILES OF COVERED CONDUCTOR1 2 MILLION+ TRIMS AND REMOVALS IN HFRA1 1 MILLION+ HFRA INSPECTIONS1 1,740+ WEATHER STATIONS1 190+ HD CAMERAS1 100% fewer structures destroyed ✓ (in 2023 vs. 2017-18) No ignitions due to failure of ✓covered conductor 99% fewer acres burned ✓ (in 2023 vs. 2017-18) ✓~90% visual coverage of HFRA

Edison International | First-Quarter 2024 Earnings Call 4 SCE’s 2023–25 Wildfire Mitigation Plan (WMP) builds upon accomplishments Covered conductor & undergrounding Fire-resistant poles Protective devices & settings Aerial & ground Inspections Vegetation Management Early Fault Detection, Rapid Earth Fault Current Limiter, Artificial Intelligence and Machine Learning Public Safety Power Shutoff Continue partnership with local fire agencies Weather stations Wildfire cameras Fire spread modeling technology Hardening the Grid Enhancing Operational Practices Bolstering Situational Awareness Advanced Technologies Aerial Fire Suppression

Edison International | First-Quarter 2024 Earnings Call 5 SCE estimates its wildfire mitigation and PSPS have reduced probability of losses from catastrophic wildfires by 85–88%1,2 1. Baseline risk estimated by Risk Management Solutions, Inc. (Moody’s RMS) using its wildfire model, relying on the following data provided by SCE: the location of SCE’s assets, CPUC reportable ignitions from 2014–Q3 2023, mitigation effectiveness and locations of installed covered conductor, tree removals, inspections, line clearing, fast curve settings, and PSPS de-energization criteria 2. There are risks inherent in the simulation analysis, models and predictions of SCE and Moody’s RMS relating to the likelihood of and damage due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses from catastrophic wildfire events may differ from the results of the simulation analysis and models of Moody’s RMS and SCE. Range may vary for other loss thresholds 3. Includes (i) total potential insured losses estimated by Moody’s RMS, and (ii) total potential uninsured losses estimated by SCE based on management experience and consultation with insurance industry experts. “Fund” refers to CA AB 1054 Wildfire Insurance Fund. SCE used Moody’s RMS loss estimates along with its estimates of uninsured losses to quantify the reductions in estimated probability. “Annual Risk of accessing the Wildfire Fund” refers to incurring losses ≥$1.0 billion Probability of Loss Decreasing dependency on PSPS Annual Risk of accessing the Wildfire Fund3 ~85% lower Risk of exceeding AB 1054 liability cap over three years3 ~88% lower Stochastic modeling of 50,000 simulations to estimate future probability of losses Uses Moody’s RMS’ model widely used by insurance industry to price risk Risk reduction achieved predominantly via grid hardening vs. PSPS ~10% of total risk reduction

Edison International | First-Quarter 2024 Earnings Call 6 By end of 2025, expect to be approaching 90% of total distribution lines in high fire risk area hardened1 ~7,300 ~5,730 2,800 Distribution lines underground Completed2 (primarily covered conductor) Planned2,3 1. Refers to circuit miles of overhead distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Includes covered conductor and undergrounding 3. 2025–2028 is subject to regulatory approval. SCE has requested funding for ~1,830 miles during 2025–2028 in its 2025 GRC Hardening Status of Total Circuit Miles of Distribution Lines in SCE’s High Fire Risk Area ✓ ✓ % Physically Hardened 78% 90%+ As of March 31, 2024

Edison International | First-Quarter 2024 Earnings Call 7 SCE has the most hardened distribution circuit miles in California’s high fire risk area1 - 5 10 15 20 25 30 IOU A IOU B IOU C IOU D IOU E 1. ~13k distribution circuit miles vs. ~9k distribution circuit miles (underground and hardened overhead) for other IOUs combined 2. Estimated based on data reported by Large and Small IOUs (as defined by Office of Energy Infrastructure Safety) 2023–2025 Wildfire Mitigation Plans on Table 5-2, assuming proposed miles in those plans for 2023 were completed or based on disclosed data, and Q4 2023 Quarterly Data Reports Hardening Status of California IOU Distribution Lines in High Fire Risk Area Thousands of circuit miles, Sorted by percentage of total distribution circuit miles in HFRA hardened, Estimated as of December 31, 20232 Underground Hardened Overhead Not Yet Hardened

Edison International | First-Quarter 2024 Earnings Call 8 Key SCE EPS Drivers2 Higher revenue3,4 $ 0.35 GRC escalation 0.33 Other CPUC revenue 0.03 FERC and other operating revenue (0.01) Higher O&M4 (0.09) Wildfire-related claims 0.01 Higher depreciation4 (0.08) Higher net financing costs4 (0.12) Income taxes3 (0.01) Other (0.02) Property and other taxes (0.03) Other income and expenses 0.01 Total core drivers $ 0.04 Non-core items1 (0.84) Total $ (0.80) $ — Total core drivers $ — Non-core items1 (0.04) Total $ (0.04) EIX EPS2 EIX Parent and Other Q1 2024 Q1 2023 Variance Basic Earnings Per Share (EPS) SCE $ 0.17 $ 0.97 $ (0.80) EIX Parent & Other (0.20) (0.16) (0.04) Basic EPS $ (0.03) $ 0.81 $ (0.84) Less: Non-core Items1 SCE $ (1.16) $ (0.32) $ (0.84) EIX Parent & Other — 0.04 (0.04) Total Non-core Items $ (1.16) $ (0.28) $ (0.88) Core Earnings Per Share (EPS) SCE $ 1.33 $ 1.29 $ 0.04 EIX Parent & Other (0.20) (0.20) — Core EPS $ 1.13 $ 1.09 $ 0.04 First-Quarter Earnings Summary 1. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. For comparability, 2024 first quarter key EPS drivers are reported based on 2023 weighted-average share count of 382.5 million. 2024 first quarter weighted-average shares outstanding is 384.5 million 3. Includes $0.02 higher revenue related to lower tax benefits subject to balancing accounts and offset with income taxes 4. Includes $0.08 recovered through regulatory mechanisms and offset with O&M $(0.03), depreciation $(0.02) and interest expense $(0.03) Note: Diluted (loss) earnings were $(0.03) and $0.81 per share for the three months ended March 31, 2024 and 2023, respectively

Edison International | First-Quarter 2024 Earnings Call 9 5.2 5.6 6.7 7.2 7.2 7.0 0.2 0.4 0.8 0.9 1.0 0.7 $5.4 $6.0 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) $5.6 $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. Other potential investments in the grid supporting reliability, resilience, and readiness 4. FERC transmission $2bn+ $2bn+ Forecast

Edison International | First-Quarter 2024 Earnings Call 10 33.6 35.9 41.8 45.3 48.7 51.8 7.6 7.5 7.6 7.7 8.1 8.8 $41.2 $43.4 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures CPUC FERC ~8% CAGR 2023–2028 Rate Base1 , $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) $43.0 $48.1 $50.4 $52.8 $55.3 Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. Other potential investments in the grid supporting reliability, resilience, and readiness 4. FERC transmission $2bn+ $2bn+

Edison International | First-Quarter 2024 Earnings Call 11 GRC update: Intervenor focus areas as expected; SCE continues advocacy for requested funding of critical grid investments 1. Total company rate base includes SCE’s Non-GRC and FERC estimates as of Q4 2023 2. Based on SCE’s consolidation and modeling of recommendations 3. Subject to adjustments for updated operations and maintenance escalation rates, the CPUC's decisions to adopt SCE's 2023 to 2025 cost of capital, and expanded customer-funded self-insurance for wildfire-related claims CalPA and TURN proposals would result in 2025 revenue requirement increases of ~$0.9 billion 2025 GRC Revenue Requirement, $ in Billions CalPA and TURN proposals would result in rate base growth near range case forecast Implied Rate Base CAGR, 2023–2028 7.7% 6.3% 5.9% SCE Rebuttal CalPA TURN 10.1 9.3 9.3 SCE Rebuttal CalPA TURN 2024 Authorized ($8.4)3 1 2 2 Key Intervenor Focus Areas Infrastructure Replacement: Acknowledge need for SCE’s increase following temporary reallocation to wildfire mitigation; proposed reductions driven by risk analysis and differing view on safety and reliability Grid Hardening: Generally support 2025–2028 covered conductor and undergrounding with some shifting between mitigation alternatives and capex reductions driven by unit cost assumptions Load Growth: Recommended reductions primarily driven by lower EV adoption forecast (particularly for medium- and heavy-duty) Incentive compensation: Similar to prior GRCs, argue portion should not be recovered from customers Post-Test Year Ratemaking: Lower proposed attrition year increases; TURN proposed CPI-U for escalation, Cal Advocates would continue use of S&P utility cost escalation factors 2 2

Edison International | First-Quarter 2024 Earnings Call 12 Resolution of 2017/2018 Wildfire/Mudslide Events advances 2.4 0.5 6.1 0.8 9.9 Best Estimate of Total Losses 1. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides 2. Non-CARE 3. After giving effect to all payment obligations under settlements entered into through March 31, 2024, including under the agreement with the Safety and Enforcement Division of the CPUC 4. Numbers may not add due to rounding Substantial progress resolving claims $ in Billions, as of March 31, 20244 Application for TKM events in progress1 Remaining3 Status: Intervenors’ testimony due May 29 Request: – $2.4 billion (settlements + financing and legal costs) – Securitization of approved amounts ▪ TKM Application: ~$1.50/month for average residential customer bill (vs. average of ~$1802 ) Resolved Cost recovery request of ~$6.9 billion (+associated interest and legal costs) SED agreement Insurance and FERC recovery Q1 Update: Best estimate adjusted by $490MM Primarily driven by information obtained related to the Woolsey Fire mediation program deadline in Feb. 2024 – More plaintiffs intend to continue to pursue claims – Settlement outcomes exceeded previous estimates – Unfavorable litigation environment Woolsey cost recovery application: Targeting Q3 2024

Edison International | First-Quarter 2024 Earnings Call 13 EIX affirms 2024 Core EPS guidance of $4.75–5.05 1. SCE is unable to conclude, at this time, that these amounts are probable of recovery; however, recovery will be sought as part of future cost recovery applications Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding 2023 2024 YTD 2024 Guidance Rate Base EPS 5.51 1.45 6.11–6.17 SCE Operational Variance 0.82 0.10 0.50–0.69 SCE Costs Excluded from Authorized (0.76) (0.22) (0.96)–(0.94) EIX Parent and Other Operational expense (0.11) (0.01) (0.11)–(0.10) Interest expense, pref. div. (0.70) (0.19) (0.79)–(0.77) EIX Consolidated Core EPS $4.76 $1.13 $4.75–5.05 Share Count (in millions) 383.2 384.5 384.7 EIX 2024 Core Earnings Per Share Guidance Range Building from SCE Rate Base EPS 2024 Modeling Considerations Rate Base EPS: CPUC ROE: 10.75% / FERC ROE: 10.30% SCE Operational Variance includes: – AFUDC ~42¢ – 2022 CEMA (Proposed decision received) ~14¢ SCE Costs Excluded From Authorized includes: – Wildfire claims debt interest1 62–64¢ ▪ Reflects refinancing of maturing wildfire claims debt ▪ Additional debt issuance Parent Interest Expense and Preferred Dividends: – Reflects full year of debt issued in 2023 in excess of amounts needed to fund preferred stock repurchase and lower gain on repurchase

Edison International | First-Quarter 2024 Earnings Call 14 ✓ EIX’s 2024 financing plan is nearly complete 1. Financing plans are subject to change EIX 2024 Financing Plan1 Equity needs fully addressed: $100 million of equity, $75 million pre-funded with excess JSN proceeds in Dec. 2023; remaining need fully addressed via internal programs in Q1 2024 Minimal debt financing: Plan to issue $500 million parent debt to refinance $500 million maturity

Edison International | First-Quarter 2024 Earnings Call 15 EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs 1. For 2025, represents the midpoint of the 2025 Core EPS guidance range for $5.50–5.90 2. Financing plan is subject to change. Does not incorporate potential cost recovery in the 2017/2018 Wildfire/Mudslide cost recovery proceedings, which could materially change the financing plan 3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.70 $6.60–7.00 2025 Midpoint 2028 Achievable EPS growth for 2028 Core Earnings per Share Guidance1 5–7% CAGR Uses Sources 2025–2028 EIX consolidated financing plan2 $ in Billions Capital Plan $27–32 Dividends3 $6–7 Net cash provided by operating activities $25–28 Incremental Debt4 $8–11 Equity ~$0.4

Edison International | First-Quarter 2024 Earnings Call 16 EIX offers double-digit total return potential 1. Compound annual growth rate (CAGR) based on the midpoint of the 2021 Core EPS guidance range of $4.42–4.62 established on September 16, 2021; CAGR for 2025–2028 based on the midpoint of 2025 Core EPS guidance range of $5.50–5.90 2. Based on EIX stock price on April 29, 2024 3. At current P/E multiple. Excludes changes in P/E multiple and potential dividend growth 4. Risk reduction based on mitigations through December 31, 2023 5–7% Core EPS CAGR1 2021–2025 and 2025–2028 Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program ~4% current dividend yield2 20 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 2045 9–11% total return opportunity3 before potential P/E multiple expansion driven by estimated 85–88% wildfire risk reduction4 , and ongoing utility and government wildfire mitigation efforts

ADDITIONAL INFORMATION

Edison International | First-Quarter 2024 Earnings Call 18 SCE continues to fund wildfire claims payments with debt Series Principal Due Rate 2021K 450 8/1/24 0.975% 2022C 300 6/1/25 4.200% 2020C 350 2/1/26 1.200% 2024C 600 3/1/26 5.350% 2023C 400 6/1/26 4.900% 2024A 500 2/1/27 4.875% 2022D 600 6/1/27 4.700% 2022F 750 11/1/27 5.850% 2023A 750 3/1/28 5.300% 2023E 550 10/1/28 5.650% 2024D 600 6/1/29 5.150% 2022E 350 6/1/52 5.450% Total $6,200 Forecasted 2024 Interest (pre-tax)2: ~$335 Wildfire Claims Payment-Related Debt Issuances $ in Millions except percentages, as of April 30, 20241 Interest expense not currently recoverable in rates, however, will be included in 2017/2018 Wildfire/ Mudslide Events cost recovery applications SCE has waiver from CPUC, allowing exclusion with respect to certain current and future charges to equity and associated debt for calculating SCE’s regulatory equity ratio – Waiver approved through August 2025 (with ability to seek additional extension via application) or until CPUC makes a final determination on cost recovery for 2017/2018 Wildfire/Mudslide Events 1. Reflects the outstanding debt associated with wildfire claims payments as of April 30, 2024, after the April 1, 2024, maturities of Series 2021C ($400 million) and Series 2021E ($700 million), which were reflected on EIX and SCE’s balance sheets as of March 31, 2024 2. Including projected 2024 financings

Edison International | First-Quarter 2024 Earnings Call 19 SCE Key Regulatory Proceedings Proceeding Description Next Steps Base Rates 2025 GRC (A.23-05-010) Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE’s 2025 GRC Evidentiary hearings to be held in May; update testimony due June 7 Wildfire 2022 CEMA (A.22-03-018) Request recovery of costs assoc. with 2019 winter storms and 2020 firestorms. $312MM capital, $207MM O&M; Rev. Req.: $198MM1 Proposed decision that would authorize rev. req. of $191MM and fully authorize capital; scheduled to be voted on at CPUC’s May 30 voting meeting. TKM Cost Recovery (A.23-08-013) Request recovery of $2.4 billion of costs to resolve claims associated with the Thomas Fire and Montecito Mudslides and $65 million of restoration costs Intervenors’ prepared direct testimony due May 29 2022 Wildfire Mitigation & Vegetation Management (A.23-10-001) Requesting approval of ~$384MM of rev. req. for incremental 2022 wildfire mitigation capex and O&M, and incremental 2022 veg. management O&M; also requested interim rate recovery beginning March 2024 Schedule paused; awaiting issuance of revised procedural schedule Wildfire Mitigation & Vegetation Management, Catastrophic Events (WMCE) (A.24-04-005) Requesting approval of $326MM of rev. req. for incremental 2023 wildfire mitigation capex and O&M, incremental 2023 veg. management O&M, cumulative 2019–2023 incremental wildfire covered conductor program capex, storm-related costs associated with certain 2020–2022 events, and certain wildfire liability insurance premium expenses Protests and responses due ~May 6; prehearing conference proposed for May 17 1. Original request reduced by ~$3.7 million to reflect payment to SCE for a third-party claim

Edison International | First-Quarter 2024 Earnings Call 20 ❑ In Q1 2024, adjusted best estimate of total losses upward by $490 million – Individual plaintiff claims resolved2 ~13,000 ❑ Targeting reaching 90%+ completion (substantial resolution for filing) ❑ Scoping memo largely adopts SCE’s framing of issues in its ~$2.4 billion application ❑ Remaining individual plaintiffs2 – TKM1 ~150 – Woolsey ~1,200 ❑ Application will cover $5+ billion of costs (settlement, interest, and legal) ❑ Schedule allows for final decision as soon as Q1 2025 and includes opportunity to file settlement (if reached) 2024 focus for 2017/18 Wildfire/Mudslide Events: Continued progress toward resolution; target Woolsey application in Q3 1. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides 2. As of April 23, 2024 Resolve remaining claims in timely manner File Woolsey cost recovery application in Q3 2024 TKM1 cost recovery proceeding in early stages 1 2 3

Edison International | First-Quarter 2024 Earnings Call 21 TKM Cost Recovery Schedule Event Scoping Ruling Date ✓ Application Filed Complete ✓ Protests and responses Complete ✓ SCE’s reply to protests Complete ✓ Pre-hearing Conference Complete Intervenors’ prepared direct testimony May 29, 2024 Rebuttal testimony June 28, 2024 Joint Motion for Approval of Settlement or Status Conference Statements and Witness Lists July 12, 2024 Hearing Status Conference August 13, 2024 Evidentiary Hearings August 20-22, 2024 Opening Briefs Late October 2024 Reply Briefs [matter submitted] Late November 2024 Proposed Decision (PD) [90 days after submission] Final Decision [no sooner than 30 days after PD] 21

Edison International | First-Quarter 2024 Earnings Call 22 2025 GRC Schedule Event Scoping Ruling Date ✓ Application Filed Complete ✓ Mandated Workshop Complete ✓ Protests and Responses to Application Complete ✓ Pre-hearing Conference Complete ✓ Intervenors’ Prepared Direct Testimony Complete ✓ 2023 Recorded Expenditures Served by SCE Complete ✓ Prepared Rebuttal Testimony Complete Evidentiary Hearings May 6–24, 2024 Update Testimony June 7, 2024 Hearings on Update Testimony, if necessary June 17, 2024 Opening Briefs July 8, 2024 Reply Briefs July 29, 2024 Proposed Decision Within 90 days after submission Final Decision No sooner than 30 days after proposed decision 22

Edison International | First-Quarter 2024 Earnings Call 23 Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics Approved Applications Application / Account Balance @ Mar. 31, 2024 Recovery Through Remaining Rate Recovery by Year Q2–Q4 2024 2025 2026 ✓ 2021 Wildfire Mitigation & Vegetation Mgmt. (WM/VM) 379 May ’25 221 158 – ✓ GRC Track 3 201 Sept. ’25 100 100 – ✓ CSRP Track 1 167 Dec. ’25 65 102 – ✓ GRC Track 2 123 Feb. ’25 101 22 – ✓ 2021 CEMA 103 Dec. ’24 103 – – ✓ WEMA2 35 May ’24 35 – – ✓ Others1 100 Varies 80 19 – Total 1,107 705 402 – Pending Applications2 (Subject to CPUC Authorization) Application Request2,3 Expected Amort.2 Expected Rate Recovery by Year Q2–Q4 2024 2025 2026 2022 Wildfire Mitigation & Vegetation Mgmt. (WM/VM) 384 12 months – 384 – WMCE 326 12 months – 190 136 ✓ (PD) 2022 CEMA 198 12 months 50 149 – Total 908 50 722 136 1. Includes 2020-2023 Residential Uncollectibles, CSRP Track 2, and Vegetation Management Z-Factor 2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval 3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval Note: Numbers may not add due to rounding GRC, Wildfire-related, and Wildfire Insurance Applications $ in Millions

Edison International | First-Quarter 2024 Earnings Call 24 EIX reaffirms 5–7% 2021–2025 Core EPS growth rate target, which would result in 2025 Core EPS of $5.50–5.901 1. Based on the midpoint of initial 2021 Core EPS guidance range of $4.42–4.62 established September 16, 2021. Growth in any given year can be outside the range Component Modeling Considerations Rate Base EPS (based on capex levels) 6.85–7.00 •CPUC ROE of 10.75% and FERC ROE 10.30% SCE Op. Variance 0.55–0.75 •AFUDC is the largest contributor: ~$0.40 • Timing of regulatory decisions and other variances from authorized •Continued reinvestment in operational excellence SCE Costs Excluded from Authorized (1.05)–(0.95) •Primarily wildfire claims payment-related debt •Current interest rate assumption for 5.3% (sensitivity: ~2¢ EPS per ±50bps change) EIX Parent & Other (0.88)–(0.93) •Current interest rate assumption for 6.1% (sensitivity: ~1¢ EPS per ±50bps change) 2025 Core Earnings per Share Component Ranges

Edison International | First-Quarter 2024 Earnings Call 25 Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1 (“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.75%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (4.6% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.0% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes ~390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

Edison International | First-Quarter 2024 Earnings Call 26 Earnings Non-GAAP Reconciliations 1. SCE non-core items are tax-effected at an estimated statutory rate of approximately 28%; customer revenues (claims) for EIS insurance contract are tax-effected at the federal statutory rate of 21% Reconciliation of EIX GAAP Earnings to EIX Core Earnings Net Income (Loss) Attributable to Edison International, $ in Millions Q1 2024 Q1 2023 SCE $ 65 $ 370 EIX Parent & Other (76) (60) Basic Earnings $ (11) $ 310 Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries (467) (90) Other Wildfires claims and expenses, net of recoveries (119) — Wildfire Insurance Fund expense (36) (52) 2021 NDCTP probable disallowance — (30) Income tax benefit1 174 48 Subtotal SCE (448) (124) EIX Parent & Other Customer revenues for EIS insurance contract, net of (claims) (1) 22 Income tax expense1 — (4) Subtotal EIX Parent & Other (1) 18 Less: Total non-core items $ (449) $ (106) SCE 513 494 EIX Parent & Other (75) (78) Core Earnings $ 438 $ 416

Edison International | First-Quarter 2024 Earnings Call 27 EIX Core EPS Non-GAAP Reconciliations 1. 2024 EPS drivers are presented based on weighted-average share counts of 384.5 million; 2023 EPS drivers are presented based on weighted-average share counts of 382.5 million 2. SCE non-core items are tax-effected at an estimated statutory rate of approximately 28%; customer revenues (claims) for EIS insurance contract are tax-effected at the federal statutory rate of 21% Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Attributable to Edison International1 Q1 2024 Q1 2023 Basic EPS $ (0.03) $ 0.81 Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries (1.21) (0.24) Other Wildfires claims and expenses, net of recoveries (0.31) — Wildfire Insurance Fund expense (0.09) (0.14) 2021 NDCTP probable disallowance — (0.08) Income tax benefit2 0.45 0.14 Subtotal SCE (1.16) (0.32) EIX Parent & Other Customer revenues for EIS insurance contract, net of (claims) — 0.06 Income tax expense2 — (0.02) Subtotal EIX Parent & Other — 0.04 Less: Total non-core items (1.16) (0.28) Core EPS $ 1.13 $ 1.09

Edison International | First-Quarter 2024 Earnings Call 28 EIX Core EPS Non-GAAP Reconciliations 1. SCE non-core items are tax-effected at an estimated statutory rate of approximately 28%; customer revenues (claims) for EIS insurance contract, net of claims are tax-effected at the federal statutory rate of 21% Midpoint of Guidance Range 2025 2024 2023 2022 2021 Basic EPS $ 5.70 $ 3.74 $ 3.12 $ 1.61 $ 2.00 Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries — (1.21) (1.65) (3.27) (3.25) Other Wildfires claims and expenses, net of recoveries — (0.31) (0.09) — — Wildfire Insurance Fund expense — (0.09) (0.56) (0.56) (0.57) 2021 NDCTP probable disallowance — — (0.08) — — Customer cancellations of certain ECS data services — — (0.04) — — Employment litigation matter, net of recoveries — — 0.03 (0.06) — Upstream lighting program decision — — — (0.21) — Impairments — — — (0.16) (0.21) Organizational realignment charge — — — (0.04) — Sale of San Onofre nuclear fuel — — — 0.03 0.03 Income tax benefit1 — 0.45 0.66 1.17 1.06 EIX Parent & Other — — Customer revenues for EIS insurance contract, net of claims — — 0.11 0.09 0.06 Income tax benefit from settlement of 2007 – 2012 Califnornia tax audits — — — — 0.30 Income tax expense1 — — (0.02) (0.01) (0.01) Less: Total non-core items — (1.16) (1.64) (3.02) (2.59) Core EPS $ 5.70 $ 4.90 $ 4.76 $ 4.63 $ 4.59 Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Attributable to Edison International

Edison International | First-Quarter 2024 Earnings Call 29 Low High Basic EIX EPS $3.59 $3.89 Total Non-Core Items1 (1.16) (1.16) Core EIX EPS $4.75 $5.05 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2024 EPS Attributable to Edison International

Edison International | First-Quarter 2024 Earnings Call 30 Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.